Exhibit 99.2




                                LEHMAN BROTHERS


                                  Transaction

Date:           28 July, 2006

To:             Countrywide Home Loans, Inc.
                Attention:  Documentation Unit


From:           Lehman Brothers Special Financing Inc.
                Mandy Lee - Confirmations Group
                Facsimile:  (+1) 646-885-9551 (United States of America)
                Telephone:  212-526-9257

Ref. Numbers:   Risk ID: 1264835L / Effort ID: N1010978 / Global Deal ID:
                2603493


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Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.



                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:


  General Terms:
     Trade Date:                       24 July, 2006
     Effective Date:                   28 July, 2006
     Termination Date:                 25 July, 2011

                                       For purposes of the final Calculation
                                       Period on the Floating Amounts,
                                       Termination Date will be subject to
                                       adjustment in accordance with the
                                       Following Business Day Convention, and
                                       for purposes of the final Calculation
                                       Period on the Fixed Amounts,
                                       Termination Date will be subject to No
                                       Adjustment.

     Notional Amount:                  With respect to each Calculation
                                       Period, the lesser of (i) the Notional
                                       Amount as set forth in Appendix A
                                       attached hereto and (ii) the aggregate
                                       Principal Balance of the Reference
                                       Assets on or about the 15th calendar
                                       day of each month, commencing in the
                                       month of August 2006.

     Referenced Assets:                CWABS Inc. Asset-Backed Certificates,
                                       Series 2006-13, Class 2-AV (Cusip:
                                       23242EAG4), Class 3-AV-1 (Cusip:
                                       23242EAH2), Class 3-AV-2 (Cusip:
                                       23242EAJ8), Class 3-AV-3 (Cusip:
                                       23242EAK5), Class MV-1 (Cusip:
                                       23242EAL3), Class MV-2 (Cusip:
                                       23242EAM1), Class MV-3 (Cusip:
                                       23242EAN9), Class MV-4 (Cusip:
                                       23242EAP4), Class MV-5 (Cusip:
                                       23242EAQ2), Class MV-6 (Cusip:
                                       23242EAR0), Class MV-7 (Cusip:
                                       23242EAS8), Class MV-8 (Cusip:
                                       23242EAT6), and Class BV (Cusip:
                                       23242EAU3).

     Principal Balance:                As reported on Bloomberg Financial
                                       Services, Inc. ("Bloomberg"): by
                                       entering the Cusip, [Mtge],
                                       type "pdi4", [Go]. If Bloomberg fails
                                       to publish the aggregate Principal
                                       Balance of the Referenced Assets or
                                       the parties fail to agree on the
                                       aggregate Principal Balance of the
                                       Referenced Assets for any Calculation
                                       Period, the aggregate Principal
                                       Balance of the Referenced Assets shall
                                       be determined by the Calculation Agent
                                       pursuant to the Pooling and Servicing
                                       Agreement, dated as of 01 July, 2006,
                                       by and among CWABS, Inc. as depositor,
                                       Countrywide Home Loans, Inc. as a
                                       seller, Park Monaco Inc. as a seller,
                                       Park Sienna LLC as a seller,
                                       Countrywide Home Loans Servicing LP as
                                       master servicer, The Bank of New York
                                       as trustee, and The Bank of New York
                                       Trust Company, N.A., as co-trustee.


       Risk ID: 1264835L / Effort ID: N1010978 / Global Deal ID: 2603493

  Floating Amounts:

     Floating Amount Payer:            Party A

     Floating Amount Payer Period End  The 25th calendar day of each month,
     Dates: from and including 25 August, 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

     Floating Amount Payer Payment     One (1) Business Days prior to each
     Dates:                            Floating Amount Payer Period End Date.

     Floating Rate Option:             USD-LIBOR-BBA

     Designated Maturity:              1 month

     Spread:                           Inapplicable

     Floating Rate Day Count Fraction: Actual/360

     Reset Dates:                      The first day of each Calculation Period

  Fixed Amounts:

     Fixed Amount Payer:               Party B

     Fixed Amount Payer Period End     The 25th calendar day of each month,
     Dates:                            from and including 25 August, 2006 to
                                       and including the Termination Date, with No Adjustment of Period End Dates.

     Fixed Amount Payer Payment Dates: The 25th calendar day of each month, from and including 25 August, 2006 to
                                        and including the Termination Date,
                                        subject to adjustment in accordance
                                        with the Following Business Day
                                        Convention.

     Fixed Rate:                       5.65% per annum

     Fixed Rate Day Count Fraction:    30/360

  Business Days:                       New York

  Additional Payment:                  Party A shall pay Party B the sum of
                                       USD 2,225,000.00 on the Effective Date
                                       subject to adjustment in accordance
                                       with the Following Business Day
                                       Convention.



       Risk ID: 1264835L / Effort ID: N1010978 / Global Deal ID: 2603493

   Additional Provision:

      Netting: With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

                        Where,

                        Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.


  Miscellaneous:

     Calculation Agent:                As stated in the Agreement.

     Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

  Account Details:

     Account Details of Party A:       JPMorgan Chase Bank, New York
                                       ABA #: 021000021
                                       A/C of Lehman Brothers Special
                                       Financing Inc.
                                       A/C # 066-143-543

     Account Details of Party B:       To be provided


Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention:
Confirmations Group.



Yours sincerely,                        Accepted and agreed to:

Lehman Brothers Special Financing Inc.  Countrywide Home Loans, Inc.




By: /s/ Anatoly Kozlov                  By: /s/ Brad Coburn
Name: Anatoly Kozlov                    Name: Brad Coburn
Title: Authorized Signatory             Title: Managing Director



       Risk ID: 1264835L / Effort ID: N1010978 / Global Deal ID: 2603493

                            Appendix A

  Calculation Periods up to but        Notional Amount (in USD):
  excluding the Payment Date
  scheduled to occur:

  25 August, 2006                      960,000,000
  25 September, 2006                   953,193,765
  25 October, 2006                     945,224,392
  25 November, 2006                    936,099,516
  25 December, 2006                    925,831,095
  25 January, 2007                     914,435,458
  25 February, 2007                    902,217,376
  25 March, 2007                       889,833,958
  25 April, 2007                       876,358,698
  25 May, 2007                         861,824,484
  25 June, 2007                        846,268,558
  25 July, 2007                        829,732,392
  25 August, 2007                      812,261,552
  25 September, 2007                   794,006,382
  25 October, 2007                     774,961,985
  25 November, 2007                    755,185,323
  25 December, 2007                    734,736,446
  25 January, 2008                     713,678,202
  25 February, 2008                    692,075,939
  25 March, 2008                       670,304,767
  25 April, 2008                       649,277,356
  25 May, 2008                         628,970,791
  25 June, 2008                        609,362,194
  25 July, 2008                        590,429,440
  25 August, 2008                      572,151,130
  25 September, 2008                   543,025,175
  25 October, 2008                     515,662,979
  25 November, 2008                    489,959,477
  25 December, 2008                    465,816,115
  25 January, 2009                     443,138,331
  25 February, 2009                    420,889,635
  25 March, 2009                       407,085,222
  25 April, 2009                       393,735,127
  25 May, 2009                         380,824,332
  25 June, 2009                        368,338,320
  25 July, 2009                        356,263,054
  25 August, 2009                      344,584,966



       Risk ID: 1264835L / Effort ID: N1010978 / Global Deal ID: 2603493

  25 September, 2009                   333,020,180
  25 October, 2009                     321,853,523
  25 November, 2009                    311,070,702
  25 December, 2009                    300,657,972
  25 January, 2010                     290,602,110
  25 February, 2010                    280,890,398
  25 March, 2010                       271,704,462
  25 April, 2010                       262,819,986
  25 May, 2010                         254,227,032
  25 June, 2010                        245,915,992
  25 July, 2010                        237,877,573
  25 August, 2010                      151,138,450
  25 September, 2010                   148,207,439
  25 October, 2010                     145,332,230
  25 November, 2010                    142,511,775
  25 December, 2010                    139,745,041
  25 January, 2011                     137,031,018
  25 February, 2011                    134,368,712
  25 March, 2011                       131,757,151
  25 April, 2011                       129,195,378
  25 May, 2011                         126,682,456
  25 June, 2011                        124,217,010
  25 July, 2011                        121,795,820


       Risk ID: 1264835L / Effort ID: N1010978 / Global Deal ID: 2603493